On January 11, 2021, the Board of Trustees of Calamos Long/Short Equity & Dynamic Income Trust (the “Trust”) amended and restated in the entirety the Trust’s Declaration of Trust (the “Amended and Restated Declaration of Trust”) and the Trust’s By- Laws (the “Amended and Restated Bylaws”). The amendments provide for, among other things: (i) the election of Trustees by a majority of the Fund’s outstanding voting securities entitled to vote; (ii) certain Trustee qualifications; and (iii) certain advance notice requirements for a shareholder to properly bring a matter before a shareholder meeting.

The foregoing description of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws, which are attached in response to Item G.1.b.i, and are incorporated herein by reference.